UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2022

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President, Regent Seven Seas Cruises

On December 15, 2022, Norwegian Cruise Line Holdings Ltd. (the “Company”), which is the direct parent company of NCL Corporation Ltd., announced that as part of the Company’s succession planning, Mr. Jason Montague, President and Chief Executive Officer, Regent Seven Seas Cruises, would be transitioning to a new advisory role as Special Advisor, effective as of January 1, 2023. Simultaneously, the Company announced the appointment of Ms. Andrea DeMarco, age 44, as President, Regent Seven Seas Cruises, effective as of January 1, 2023. There are no arrangements or understandings between Ms. DeMarco and any other persons pursuant to which she was selected as an officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. DeMarco will report to Mr. Harry Sommer, President and Chief Executive Officer, Norwegian Cruise Line.

Ms. DeMarco has strong knowledge of the cruise industry with nearly 20 years of diverse experience spanning multiple areas of the business. She has served as Chief Sales and Marketing Officer for Regent Seven Seas Cruises since September 2021, where she worked side-by-side with Mr. Montague, and as Senior Vice President of Investor Relations, Corporate Communications and Environmental, Social and Governance from January 2020 until August 2021. Prior to that, she served as Vice President, Investor Relations and Corporate Communications from October 2016 through December 2019, Senior Director, Investor Relations from June 2015 through October 2016 and Director, Investor Relations from November 2012 through June 2015. Prior to joining the Company, she worked in charter sales and corporate financial planning roles at Royal Caribbean Group. Ms. DeMarco has an M.B.A. in Finance from Florida International University and a B.S. in Finance from Florida State University.

Appointment of President, Oceania Cruises

On December 15, 2022, the Company also announced that as part of the Company’s succession planning, Mr. Howard Sherman, President and Chief Executive Officer, Oceania Cruises, would be transitioning to a new advisory role as Special Advisor, effective as of January 1, 2023. Simultaneously, the Company announced the appointment of Mr. Frank A. Del Rio, current Chief Sales and Marketing Officer for Oceania Cruises, age 44, as President, Oceania Cruises, effective as of January 1, 2023. There are no arrangements or understandings between Mr. Del Rio and any other persons pursuant to which he was selected as an officer. Mr. Frank A. Del Rio is the son of the Company’s President and Chief Executive Officer and director, Mr. Frank J. Del Rio. Information required to be disclosed pursuant to Item 404(a) of Regulation S-K can be found under “Employment Agreements” below and in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2022. Mr. Frank A. Del Rio will report to Mr. Harry Sommer, President and Chief Executive Officer, Norwegian Cruise Line.

Mr. Frank A. Del Rio is an industry veteran, having started his career in the cruise industry in 2003. Mr. Frank A. Del Rio has served as Chief Sales and Marketing Officer for Oceania Cruises since March 2022, where he worked side-by-side with Mr. Sherman, and as Senior Vice President, Port Destinations and Onboard Revenue from March 2015 through April 2017. From 2018 until March 2022, Mr. Frank A. Del Rio pursued entrepreneurial opportunities in the private equity, finance, and tech spaces, where he was involved across a wide spectrum of products and industries, including AI, telecommunications and 5G network solutions, medical, and real estate development, including serving as Chief Executive Officer of Divinus Life LLC, a specialty provider of skin and wellness products, from 2018 through 2020. Prior to the Company’s acquisition of Prestige Cruises International S. de R.L. and its subsidiaries (“Prestige”), Mr. Frank A. Del Rio served as Senior Vice President, Port and Destination Services at Prestige from 2008 until March 2015 and as Vice President, Destination Services and Product Development at Prestige from 2003 to 2008. Mr. Frank A. Del Rio has a B.S./B.A. in Finance and Economics from the University of Florida.

Employment Agreements

In connection with their promotions, Ms. DeMarco and Mr. Frank A. Del Rio entered into new employment agreements with subsidiaries of the Company, which will be effective as of January 1, 2023. Ms. DeMarco and Mr. Frank A. Del Rio’s employment agreements have initial terms from January 1, 2023 through December 31, 2025 (the “Expiration Date”), which will automatically renew on the Expiration Date and each anniversary of the Expiration Date thereafter for additional one-year terms unless either we or the executive gives notice of non-renewal within sixty days prior to the end of the term. The material terms of the employment agreements are summarized below.

Base Salary and Bonus. Ms. DeMarco and Mr. Frank A. Del Rio will each receive annual base salaries of $500,000, subject to annual review. Ms. DeMarco and Mr. Frank A. Del Rio will also be eligible for an annual bonus in an amount to be determined by the Compensation Committee of the Company.

Equity Awards. Ms. DeMarco and Mr. Frank A. Del Rio will be eligible to participate in the Company’s Amended and Restated 2013 Performance Incentive Plan (the “Plan”). Any grants made to Ms. DeMarco or Mr. Frank A. Del Rio under the Plan must be approved by the Compensation Committee of the Company.

Other Benefits. Ms. DeMarco and Mr. Frank A. Del Rio will be eligible to participate in the benefit plans and programs generally available to other similarly situated executives, including an executive medical plan. They will also be entitled to a $1,500 monthly car allowance and 4 weeks of vacation per year.

Severance Terms. If we terminate Ms. DeMarco or Mr. Frank A. Del Rio’s employment without cause, provide notice that their agreements shall not be extended or further extended, or Ms. DeMarco or Mr. Frank A. Del Rio terminate their employment for good reason, they will be entitled to receive: (i) a severance payment equal to two times their base salary then in effect, payable in substantially equal installments over a period of 12 months, (ii) payment of a pro-rata portion of any annual bonus actually earned for the year of termination and (iii) reimbursement of premiums to continue medical and dental.

The foregoing description of Ms. DeMarco’s and Mr. Frank A. Del Rio’s employment agreements is qualified in its entirety by reference to the full text of the agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Transition and Release Agreements

In connection with their transitions to Special Advisor roles, each of Mr. Jason Montague and Mr. Howard Sherman entered into Transition and Release Agreements with subsidiaries of the Company on December 13, 2022 (the “Transition Agreements”). Under the terms of their Transition Agreements, Mr. Montague and Mr. Sherman will remain employees of the Company and will be responsible for providing guidance and assistance to the new Presidents of Oceania Cruises and Regent Seven Seas Cruises during the transition period. Pursuant to the terms of the Transition Agreements, from January 1, 2023 through December 31, 2024, as consideration for their continued employment as Special Advisors, Mr. Montague and Mr. Sherman will receive annual base salaries of $500,000, payment of a previously awarded cash retention bonus and an equity award in 2023. Mr. Montague and Mr. Sherman will be entitled to receive any annual bonus actually paid for 2022, but will not be entitled receive an annual bonus for 2023 or 2024 and will not be eligible for any additional equity award grants other than the grant described above. Mr. Montague and Mr. Sherman will also be entitled to continue to receive executive office cruise privileges during and after the term of their Transition Agreements.

The foregoing description of Mr. Montague’s and Mr. Howard Sherman’s Transition Agreements is qualified in its entirety by reference to the full text of the agreements, which are filed as Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01Regulation FD Disclosure.

The Company is undergoing a broad and ongoing effort to improve operating efficiencies, including cost minimization initiatives, to strengthen the foundation for sustained, profitable growth. As part of this initiative, on December 14, 2022, the Company carried out a workforce reduction and rightsizing to better align the Company’s workforce with its strategic priorities and prepare for its future growth, resulting in an approximately 9% reduction in current and planned shoreside roles.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the

Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our expectations regarding the impacts of the COVID-19 pandemic, Russia’s invasion of Ukraine and general macroeconomic conditions, our expectations regarding cruise voyage occupancy, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, plans or goals for our sustainability program and decarbonization efforts, our expectations for future cash flows and profitability, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: the spread of epidemics, pandemics and viral outbreaks, including the COVID-19 pandemic, and their effect on the ability or desire of people to travel (including on cruises), which is expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price; implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with regulatory restrictions related to the pandemic; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders; the unavailability of ports of call; future increases in the price of, or major changes or reduction in, commercial airline services; changes involving the tax and environmental regulatory regimes in which we operate, including new regulations aimed at reducing greenhouse gas emissions; the accuracy of any appraisals of our assets as a result of the impact of the COVID-19 pandemic or otherwise; our success in controlling operating expenses and capital expenditures; trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto; adverse events impacting the security of travel, such as terrorist acts, armed conflict, such as Russia’s invasion of Ukraine, and threats thereof, acts of piracy, and other international events; adverse incidents involving cruise ships; adverse general economic and related factors, including as a result of the impact of the COVID-19 pandemic, Russia’s invasion of Ukraine or otherwise, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; our inability to obtain adequate insurance coverage; pending or threatened litigation, investigations and enforcement actions; any further impairment of our trademarks, trade names or goodwill; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our reliance on third parties to provide hotel management services for certain ships and certain other services; fluctuations in foreign currency exchange rates; our expansion into new markets and investments in new markets and land-based destination projects; overcapacity in key markets or globally; and other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the Securities and Exchange Commission. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic, Russia’s invasion of Ukraine and the impact of general macroeconomic conditions. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01     Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

10.1	Employment Agreement by and between Prestige Cruise Services LLC and Andrea DeMarco, entered into on December 14, 2022 and effective as of January 1, 2023.
10.2	Employment Agreement by and between Prestige Cruise Services LLC and Frank A. Del Rio, entered into on December 14, 2022 and effective as of January 1, 2023.
10.3	Transition and Release Agreement by and between Prestige Cruise Services LLC and Jason Montague, entered into on December 13, 2022.
10.4	Transition and Release Agreement by and between Prestige Cruise Services LLC and Howard Sherman, entered into on December 13, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2022	NCL CORPORATION LTD.

	By:	/s/Daniel S. Farkas
Daniel S. Farkas
Executive Vice President, General Counsel and Assistant Secretary